Investor Presentation October 2026

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2026 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT® and CHORIOFIX randomized controlled trial enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN®, AMNIOFIX®, AMNIOEFFECT®, as well as Hydrelix, NovaForm®, and G4Derm® Plus driving Surgical growth; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • Our 2026 full-year net sales outlook, our expectation that fourth-quarter 2026 Adjusted EBITDA will increase sequentially, our long-term net sales growth and Adjusted EBITDA margin targets, our long-term non-GAAP effective tax rate, and top- line growth post reform in Medicare spending; • Our ability to manage Private Office and Wound Care Center/Hospital Outpatient dynamics, including adjusting our strategy to remain competitive; • The proposed acquisition of Sanara MedTech Inc. (“Sanara”), including the expected timing and completion of the transaction; the FTC’s review, including the Second Request, and the expiration or termination of the HSR waiting period; the Hayfin debt financing commitment and related ticking fee; the expected revenue, cost synergies, Adjusted EBITDA margin, free cash flow and net leverage of the combined company; and integration planning; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward- looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • Risks relating to the proposed Sanara acquisition, its financing and our existing credit facility, including but not limited to the timing of closing, the outcome and timing of the FTC review and Second Request process, the risk that financing under the Hayfin commitment is not available when needed, the impact of ticking fees or termination fees, integration risks, the possibility that expected synergies are not realized as expected, and the possibility that the transaction is delayed or not completed. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. | 2 |

Disclaimer No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Important Information and Where to Find It In connection with the proposed transaction, MiMedx filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Sanara and that also constitutes a prospectus of MiMedx. Each of MiMedx and Sanara may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the prospectus or registration statement or any other document that MiMedx or Sanara may file with the SEC. The final prospectus has been mailed to stockholders of Sanara. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and prospectus) and other documents containing important information about MiMedx, Sanara and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by MiMedx will be available free of charge on MiMedx’s website at https://investors.mimedx.com/. Participants in the Solicitation Sanara MedTech, the Company and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Sanara’s stockholders in connection with the Transactions. Information regarding the executive officers and directors of the Company is included in its Proxy Statement filed with the SEC on April 29, 2026. Information regarding the executive officers and directors of Sanara MedTech is included in its Proxy Statement filed with the SEC on April 17, 2026. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other materials when they are filed with the SEC in connection with the Transactions. Free copies of these documents may be obtained as described in the paragraphs above. | 3 |

Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA and related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income, Adjusted SG&A, Adjusted R&D and Adjusted Earnings Per Share. These measures are not prepared in accordance with GAAP, should be considered in addition to, and not as a substitute for the most directly comparable GAAP measures, and may not be comparable to similarly titled measures of other companies. Reconciliations of historical non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix and in our earnings release dated October 28, 2026. We have not provided a reconciliation of forward-looking Adjusted EBITDA (including expected fourth-quarter 2026 Adjusted EBITDA), long-term and combined-company Adjusted EBITDA margin targets, or forward-looking net leverage to the most directly comparable GAAP measures because we are unable to do so without unreasonable efforts. We cannot predict with reasonable certainty the timing or amount of items excluded from these measures, such as acquisition and transaction-related costs relating to the proposed Sanara acquisition, strategic legal and regulatory expenses, reorganization expenses, share-based compensation and income tax effects, which could be material to our GAAP results. | 4 |

MIMEDX – A Pioneer & Leader Delivering Healing Solutions in Healthcare | 5 | At MIMEDX, our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life. Expanding Surgical footprint as we demonstrate positive clinical and economic outcomes using our Surgical products An industry pioneer in Advanced Wound Care with a product offering backed by a compendium of scientific and clinical evidence Strong financial discipline as focused capital deployment and expense management supports continued growth, profitability & cash flow HELPING HUMANS HEAL

Investment Rationale | 6 | Addressing large, growing Surgical markets and continuing a legacy of leadership in Wound Planned Acquisition of Sanara MedTech accelerates Surgical growth Key competitive advantages with innovative products, extensive IP and broad sales reach Strong balance sheet and cash flow generation Experienced leadership team driving company strategy

Sanara MedTech Proposed Acquisition of | 7 |

Sanara Meaningfully Accelerates Efforts to Expand Surgical Footprint | 8 | 100% Surgical / OR Business Leading Particulate Expanding Product Portfolio Unlocks Sizable Incremental TAMs1 +$4B Transforms Surgical Footprint & Financial Profile Robust R&D Pipeline Key Transaction Highlights 1 – Calculated using Definitive Healthcare Database, LSI Procedural Data, published orthopedic market research data and related journals, surgeon validation, and Sanara estimates

About Sanara MedTech

Pure-play surgical solutions business focused on the operating room setting, with innovative technologies, strong IP, a proven and scalable commercial engine and a compelling margin profile.

Sanara MedTech

Progressive Portfolio Strategy Across the Surgical Workflow

BIASURGE® Advanced Surgical Solution

OsStic™ BioAdhesive ADVANCED BONE FIXATION

Cellerate RX® Surgical HYDROLYZED COLLAGEN

PREPARE



PROMOTE



PROTECT



Select Financial Highlights (2025)[1]

$103MM	19%	51%
2025 Net Revenue	Y/Y Growth	7-Year CAGR

93%	$7MM	$17MM	$17MM
Gross Margin	Operating Income	Adjusted EBITDA	Cash

40+ Field Sales Team

450+ Contracted Distributors

1,450+ Active Facilities

4,000+ Contracted Facilities

MIMEDX

1 – Historical financial information based on Sanara's public filings

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CellerateRX® Surgical Leading Collagen Particulate Strong Business Alignment Drives Compelling Deal Rationale | 10 | OsStic Synthetic Injectable Structural Bio-Adhesive BIASURGE® No-Rinse Surgical Irrigation Solution Expands Product Offering with Differentiated, Innovative Technologies Strong Cultural Fit; Talent Profile Adds Deep Industry Expertise Adds Significant Commercial Scale Through Distribution Network Immediately Accretive to Revenue Growth & Profitability

Transaction Details | 11 | Consideration Run-Rate Cost Synergies & Combined Financial Profile Approvals • Acquiring Sanara for $35 per share, representing a 46% premium to Sanara’s 30-day volume weighted average share price as of July 28, 2026 • Purchase price comprised of: • $33 per share in cash and, • 0.4735 shares of MIMEDX common stock for each share of Sanara common stock they own, which represents a value of $2.00 per share, calculated based on the average closing price of MIMEDX common stock of $4.22 for the last five consecutive trading days through and including July 28, 2026 • Total Enterprise Value: Approximately $350 million Financing • MIMEDX has obtained fully committed financing through Hayfin Capital Management, LLP • Acquisition to be funded with a combination of cash on hand and a new $300 million Senior Secured Term Loan • Terms: • 6 years • SOFR + 6.25% • MIMEDX expects to issue 4.4 million shares for the stock consideration portion of the transaction • Each company’s board of directors have unanimously approved the transaction • Obtained Sanara shareholder approval on September 30 • FTC clearance remains last major hurdle to closing • In the first full year post-close, anticipating: • Total revenue close to $400 million on a combined basis • Over $20 million in annualized, run-rate cost synergies to be realized in 2027 in connection with the acquisition • Adj. EBITDA margin to be above 20%

About MIMEDX | 12 |

Surgical Markets Offer a Large, Expanding Opportunity Outside of Wound Care 1 - Life Science Intelligence, U.S. Surgical Procedure Volumes Database: inpatient and outpatient procedures, 2024. 2 - Calculated using Definitive Healthcare Database, LSI Procedural Data, published orthopedic market research data and related journals, surgeon validation, and Sanara estimates. | 13 | LARGE SURGICAL MARKET ~92 million Surgical procedures performed in the US each year1 ~23 million General surgery procedures performed in the US each year1 +$4B Incremental addressable market unlocked by the Sanara acquisition2 GROWING MIMEDX PRESENCE 15% Surgical sales growth based upon LTM Q3:26 vs. LTM Q3:25 8 studies Underway across surgical disciplines, with 5 published since May 2025 Expanding Offering Non-placental derived products, like HELIOGEN® and G4Derm® Plus augmenting Surgical growth Surgical Complications Burden Providers and Payors, Creating Demand for Products That Improve Outcomes

Targeting Surgical Applications That Reduce Health & Economic Burdens

Compelling Data Supporting Use of MIMEDX Products in Colorectal Anastomosis Procedures

THE PROBLEM

Anastomotic leaks are a **serious postoperative complication** of intestinal surgeries, with significant health and economic consequences that burden providers, payors and patients

LEAK COMPLICATIONS INCLUDE[1]

Increased Morbidity & Mortality	Increased Readmission Rates
Increased Reoperation Rate	Extended Length of Stay
Increased Hospitalization Costs	Reduced Quality of Life

~$28M

economic burden of anastomotic leaks per 1,000 patients[2], a multibillion cost to the healthcare system

THE SOLUTION

Recent studies demonstrate AMNIOFIX recipients experienced **significant reductions in leak rates and hospital readmissions**



Anastomotic leak rate

48% lower vs NSQIP | 63% lower vs PHD



1.9%
3.8%
2.3%
6.2%
AMNIOFIX
NSQIP
AMNIOFIX
PHD

Leaks/n: 11/566 vs 520/13,684 (p=0.0002*); 13/566 vs 6,174/99,879 (p=0.0229*)

30-day hospital readmissions

40% lower vs NSQIP | 49% lower vs PHD



5.7%
9.4%
11.1%
AMNIOFIX
NSQIP
PHD

Readmissions/n: 32/566 vs 1,290/13,684 (p=0.0031*); 32/566 vs 11,079/99,879 (p=0.0001*). *Two-tailed Chi-square with Yates correction

1) Rennie O, Sharma M, Helwa N. Colorectal anastomotic leakage: a narrative review of definitions, grading systems, and consequences of leaks. *Front Surg*. 2024;11:1371567. Published 2024 May 2.
2) Hammond J, Lim S, Wan Y, Gao X, Patkar A. The burden of gastrointestinal anastomotic leaks: an evaluation of clinical and economic outcomes. J Gastrointest Surg. 2014;18(6):1176-1185.

MIMEDX

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Additional Surgical Studies Underway Highlight Product Versatility | 15 | Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products ENROLLMENT / ANALYSIS MANUSCRIPTS / REVIEW PUBLISHED Liver Transplant Interim analysis upcoming AMNIOFIX Breast Reduction Study analysis underway AMNIOFIX Esophageal Reconstruction Under review Plastic & Reconstructive Surgery AMNIOFIX Endoscopic Spine Lumbar Discectomy Manuscript in development AMNIOFIX High-Risk Vascular Published April 2026 Vascular AMNIOEFFECT & AXIOFILL Colorectal Anastomosis European Surgical Research, Mar 2026 Frontiers in Surgery, Sept 2026 AMNIOFIX ACL Repair E-Published December 2025 Journal of Orthopaedic Reports AMNIOFIX Prostatectomy Published October 2026 Journal of Robotic Surgery AMNIOFIX

Addressing a Large and Unmet Need for Wound Healing Solutions

FAVORABLE DEMOGRAPHIC TRENDS

>10 million	1 in 6	~$150 billion
People in the US suffering from chronic and hard-to-heal wounds[1]	Medicare beneficiaries affected by these wounds[1]	Global expenditure on wound care[1]

INCREASING CLINICAL EVIDENCE

Up to 85%	EPIFIX®	98.5% higher
Of amputations are avoidable using a wound care approach that incorporates innovative treatments[2]	Recipients experienced reductions in major amputations and hospital utilization[2]	Probability of wound closure compared to standard-of-care in latest literature[3]

15+ YEARS

EPIFIX®



#1 Most studied human placental allograft

MIMEDX

Opportunities to Use Innovative Allografts Driven by Combination of Macro Factors and Increased Physician / Surgeon Awareness

MIMEDX

1 - Sen CK, et al. Human Wound and Its Burden: Updated 2025 Compendium of Estimates. Adv Wound Care (New Rochelle). 2025; doi: 10.1177/21621918251359554
2 - Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.
3 - Serena, T. E., et al. Evaluation of lyophilized human amnion/chorion membrane (LHACM) in the management of nonhealing diabetic foot ulcers: An interim analysis of the CAMPAIGN trial. International Journal of Tissue Repair. 2025. https://doi.org/10.63676/tk3kw419

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The Most Comprehensive End-To-End Product Ecosystem Leading the field with science, clinical efficacy and a customer and patient-centric go-to-market mindset | 17 | The most studied portfolio of placental products with a growing compendium of published scientific, clinical and health outcome data 1 Clinical evidence Large, national placental donation network and proprietary tissue processing. 2 Tissue supply New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. 3 Product innovation A key partner to healthcare professionals with industry leading support services and customer-focused approach. 4 Customer focus

The Most Comprehensive End-To-End Product Ecosystem Unmatched peer-reviewed published evidence supporting our product portfolio | 18 | 1 Clinical evidence 2 Tissue supply 3 Product innovation 4 Customer focus Peer-reviewed research Publications in Nature Scientific Reports and the Journal of Inflammation are Recent Examples of Top Tier Peer Reviewed Scientific Research Using MIMEDX Products Randomized controlled trial Interim RCT Results Demonstrate Clinical Benefit Associated with Use of EPIEFFECT Compared to Standard of Care Payor & GPO access Broadest commercial payor coverage, GPO relationships and increasing hospital value analysis committee wins result in wide product availability

The Most Comprehensive End-To-End Product Ecosystem National footprint with labor and delivery centers to obtain placental tissue | 19 | 1 Clinical evidence 2 Tissue supply 3 Product innovation 4 Customer focus National network of birthing center partners Expectant Mothers Introduced to Donation Program Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX Donor Tissue Tested & Prepared for Manufacturing Large, national placental donation network and proprietary tissue processing.

The Most Comprehensive End-To-End Product Ecosystem Leveraging robust IP portfolio, knowhow and expertise to drive continued innovations for Wound & Surgical markets | 20 | 1 Clinical evidence 2 Tissue supply 3 Product innovation 4 Customer focus New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. Proprietary Processing Backed by Broad Portfolio of Intellectual Property Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale Shelf-Stable, Packaged Product Available to Ship Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand

The Most Comprehensive End-To-End Product Ecosystem MIMEDX Connect offers a full suite of practice management tools in a single online portal | 21 | 1 Clinical evidence 2 Tissue supply 3 Product innovation 4 Customer focus A key partner to healthcare professionals with industry leading support services and customer-focused approach. Helps customers simplify workflows, maximize efficiency and increase lifetime value of each customer Features include Order management Insurance verification status Bill pay

Strategic Priorities Focus on Product Innovation & Market Opportunities | 22 | 01 Continuing to innovate and diversify our portfolio across product platforms 02 Driving higher growth in surgical markets

Q3:26 Operating & Financial Highlights

Net Sales

$62MM

Surgical Net Sales

+9%

vs. Q3:25

Mid-teens % volume growth

Wound Care Centers

Upper single-digit % volume growth vs. Q2:26

GAAP Gross Margin

80%

+11 percentage points vs. Q2:26

Adj. EBITDA[1]

$2MM

+$10MM vs. Q2:26

GAAP Net Loss

($9MM)

+$6MM vs. Q2:26

Business Highlights

AXIOFILL® ECM PARTICULATE

Favorable court ruling in FDA litigation; remands regulatory classification decision back to FDA

Patent Settlement & License Agreement

Announced settlement and license agreement with a competitor Wound Care company, resolving a patent infringement allegations involving MIMEDX's IP portfolio

MIMEDX to receive a total of **$25 million** in five equal installments of $5 million annually

MIMEDX

1) Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for a reconciliation to the nearest GAAP measure.

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Experienced, Skillful Leadership Team Executing Strategy Prior Roles Include: Management Team with Track Record of Success in MedTech Joe Capper Chief Executive Officer Doug Rice Chief Financial Officer Butch Hulse Chief Administrative Officer & General Counsel Kim Moller Chief Commercial Officer John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Matt Notarianni Head of IR 24| | Tracy Chastain Chief Human Resources Officer David McGill VP, Manufacturing & Engineering

Investment Rationale | 25 | Addressing large & expanding Surgical markets and continuing a legacy of leadership in Wound Planned Acquisition of Sanara MedTech accelerates Surgical growth Key competitive advantages with innovative products, extensive IP and broad sales reach Strong balance sheet and cash flow generation Experienced leadership team driving company strategy

THANK YOU MIMEDX 1775 West Oak Commons Ct. Marietta, GA 30062 888.543.1917 | 770.651.9100 | 26 |

Appendix | 27 |

Adjusted EBITDA - QTD | 28 | Amounts (in millions) for the three months ended September 30, 2026 2025 Net income - GAAP $ (8.7) $ 16.7 Strategic legal and regulatory expenses 5.7 2.5 Acquisition and other transaction-related costs 3.3 0.2 Stock-based compensation expense 3.2 4.9 Amortization of intangible assets 1.1 4.7 Depreciation expense 0.4 0.6 Strategic software implementation costs 0.3 — Interest (income) expense, net (0.8) (0.8) Income tax provision (2.4) 6.1 Adjusted EBITDA $ 2.1 $ 35.0 Adjusted EBITDA margin 3.3% 30.7%

Adjusted EBITDA - YTD | 29 | Amounts (in millions) for the nine months ended September 30, 2026 2025 Net income - GAAP $ (34.4) $ 33.4 Strategic legal and regulatory expenses 14.1 6.7 Reorganization expenses 3.8 0.8 Acquisition and other transaction-related costs 3.4 0.8 Amortization of intangible assets 3.3 10.0 Stock-based compensation expense 2.4 13.9 Depreciation expense 1.3 1.7 Strategic software implementation costs 0.6 — Interest expense, net (2.4) (2.0) Income tax provision (9.8) 11.1 Adjusted EBITDA $ (17.6) $ 76.3 Adjusted EBITDA margin (9.5)% 25.4%

Adjusted Net Income and Adjusted EPS - QTD | 30 | Amounts (in millions) for the three months ended September 30, 2026 2025 Net income - GAAP $ (8.7) $ 16.7 Strategic legal & regulatory expenses 5.7 2.5 Acquisition and other transaction-related costs 3.3 0.2 Amortization of acquired intangible assets 0.8 4.6 Strategic software implementation costs 0.3 — Adjustment for income taxes (2.1) (1.4) Adjusted net income $ (0.7) $ 22.6 Weighted average common shares outstanding - adjusted (in millions) 145.9 149.7 Adjusted EPS $ (0.01) $ 0.15

Adjusted Net Income and Adjusted EPS - YTD | 31 | Amounts (in millions) for the nine months ended September 30, 2026 2025 Net income - GAAP $ (34.4) $ 33.4 Strategic legal & regulatory expenses 14.1 6.7 Reorganization expenses 3.8 0.8 Acquisition and other transaction-related costs 3.4 0.8 Amortization of acquired intangible assets 2.5 9.7 Strategic software implementation costs 0.6 — Adjustment for income taxes (4.9) (4.5) Adjusted net income $ (14.8) $ 46.8 Weighted average common shares outstanding - adjusted (in millions) 147.4 149.6 Adjusted EPS $ (0.10) $ 0.31